DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Equity Fund

Class A * Class B * Class C

Supplement to the Prospectus dated March 30, 2001

The following replaces the information under the section entitled "What are the Delaware International Equity Fund's fees and expenses?" on page 3 of the Prospectus:

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price
	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower

	none[1]	5%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends
	none	none	none
Redemption fees	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%
Other expenses	0.74%	0.74%	0.74%
Total operating expenses	1.89%	2.59%	2.59%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS [5]	A	B	B	C	C
			(if redeemed)		(if redeemed)
1 year	$756	$262	$762	$262	$362
3 years	$1,135	$805	$1,105	$805	$805
5 years	$1,538	$1,375	$1,575	$1,375	$1,375
10 years	$2,659	$2,754	$2,754	$2,925	$2,925

1. A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2. If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
3. Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
5. The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

This Supplement is dated May 10, 2001